Pursuant to Rule 497(e)

Registration No. 2-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

(the “Funds”)

Supplement dated October 7, 2008, to the Prospectus dated April 29, 2008

Participation in the U.S. Department of the Treasury’s Temporary Guarantee Program

for Money Market Funds

On October 6, 2008, the Board of Directors (the “Board”) of the SunAmerica Money Market Funds, Inc. approved the participation of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program’s guarantee only applies to shareholders of the Funds as of the close of business on September 19, 2008.

Subject to certain conditions and limitations, share amounts held by investors in the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and a Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the amount a shareholder held in a Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program.

Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the SunAmerica Money Market Fund and 0.01% of the net asset value of the SunAmerica Municipal Money Market Fund as of the close of business on September 19, 2008. The cost to participate in the Program will be borne by each Fund subject to the expense limitations currently in effect for certain classes of the Funds.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether to continue to participate in the Program. If a Guarantee Event occurs after the Program expires, or, if sooner, after a Fund ceases to participate in the Program, neither that Fund nor any shareholder will be entitled to any payment under the Program.

More information about the Program is available at http://www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP2_MMPRO_4-08